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                                                                      EXHIBIT 24


                      REGISTRATION STATEMENT ON FORM S-3
                      ----------------------------------
                              POWER OF ATTORNEY
                              -----------------

   Each of the undersigned officers and directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 or other appropriate form under the Securities Act of 1933, as amended, with respect to debt securities of the Company, hereby constitutes and appoints Robert D. Walter, George H. Bennett, Jr., and Michael E. Moritz, and each of them, severally, as his attorney-in-fact and agent, with full power of substitution and resubstitution, in his name and on his behalf, to sign in any and all capacities such Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

   This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.


     Signature                  Title                           Date
     ---------                  -----                           ----

 /s/ Robert D. Walter           Chairman and Chief              January 6, 1995
- ----------------------------    Executive Officer
Robert D. Walter                (principal executive officer)



/s/ David Bearman               Executive Vice President        January 6, 1995
- ----------------------------    and Chief Financial Officer
David Bearman                   (principal financial officer
                                and principal accounting officer)


                                Director
- ----------------------------
Mitchell J. Blutt


 /s/ John F. Finn               Director                        January 6, 1995
- ----------------------------
John F. Finn


 /s/ Robert L. Gerbig           Director                        January 6, 1995
- ----------------------------
Robert L. Gerbig


                                Director
- ----------------------------
Michael S. Gross


 /s/ John F. Havens             Director                        January 6, 1995
- ----------------------------
John F. Havens

 /s/ James L. Heskett           Director                        January 6, 1995
- ----------------------------
James L. Heskett

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 /s/ John C. Kane                       Director        January 6, 1995
- -------------------------------
John C. Kane


 /s/ George R. Manser                   Director        January 6, 1995
- -------------------------------
George R. Manser


 /s/ John B. McCoy                      Director        January 6, 1995
- -------------------------------
John B. McCoy


 /s/ Michael E. Moritz                  Director        January 6, 1995
- -------------------------------
Michael E. Moritz


 /s/ Jerry E. Robertson                 Director        January 6, 1995
- -------------------------------
Jerry E. Robertson


 /s/ L. Jack Van Fossen                 Director        January 6, 1995
- -------------------------------
L. Jack Van Fossen


 /s/ Melburn G. Whitmire                Director        January 6, 1995
- -------------------------------
Melburn G. Whitmire